UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 1, 2013

NATURE’S SUNSHINE PRODUCTS, INC.

(Exact name of registrant specified in its charter)

Utah	0-8707	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 West Executive Parkway, Suite 100, Lehi, Utah	84043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code:  (801) 341-7900

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-Looking Statements

In addition to historical information, this release contains certain forward-looking statements. Nature’s Sunshine may, from time to time, make written or oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, Nature’s Sunshine’s beliefs, expectations, hopes, or intentions regarding future events.  Words such as “expects,” “intends,” “believes,” “anticipates,” “should,” “likely,” and similar expressions identify forward-looking statements.  All forward-looking statements included in this release are made as of the date hereof and are based on information available to the Company as of such date. Nature’s Sunshine assumes no obligation to update any forward-looking statement.  Actual results will vary, and may vary materially, from those anticipated, estimated, projected or expected for a number of reasons, including, among others: further  reviews  of the Company’s financial statements by the Company and its Audit Committee; modification of the Company’s accounting practices; foreign business risks; industry cyclicality; fluctuations in customer demand and order pattern; changes in pricing and general economic conditions; as well as other risks detailed in the Company’s previous filings with the SEC.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective October 1, 2013, Mr. Gregory L. Probert, the Executive Chairman of the Board of Directors, was appointed to serve as Chief Executive Officer. Mr. Probert has led the Company as Interim Chief Executive Officer since April 1, 2013. Additionally, he has served as Executive Chairman of the Board since January 2013 and as Executive Vice Chairman of the Board since June 2011.  Prior to his election as Executive Vice Chairman, Mr. Probert was an independent consultant to the Company since 2010.  Previously, he was Chairman of the Board and Chief Executive Officer of Penta Water Company, President and Chief Operating Officer of Herbalife International of America, Chief Executive Officer of DMX Music and Executive Vice President of Worldwide Home Entertainment at the Walt Disney Company.

Amendment to Mr. Probert’s Employment Agreement

In connection with Mr. Probert’s appointment, on October 1, 2013 the Company entered into an amendment to Mr. Probert’s employment agreement (the “Second Amendment”) to become effective on October 1, 2013.   Under the Second Amendment certain revisions were made to his prior agreement to reflect, among other things, that Mr. Probert’s service as Chief Executive Officer is no longer on an interim basis.  In addition, the Second Amendment provides that during any Severance Period he will be entitled to receive reimbursement of the cost of health insurance coverage for him and his family under COBRA.  The Second Amendment also added a 12 month covenant not to compete following any termination of employment and the ability of the Company to extent that time period by up to an additional 12 months in exchange for payment of an amount equal to his base monthly salary for each month of extension.

Item 9.01                                           Financial Statements and Exhibits

(d)           The following documents are filed as exhibits to this report:

Item No.	Exhibit
10.1	Second Amendment to Employment Agreement, dated October 1, 2013, by and between the Company and Gregory L. Probert
99.1	Press Release issued by Nature’s Sunshine Products, Inc., dated October 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE’S SUNSHINE PRODUCTS, INC.

Dated: October 3, 2013	By:	/s/ Stephen M. Bunker
Stephen M. Bunker, Chief Financial Officer